Exhibit 4.1

     NUMBER                                                          SHARES
                           NATIONAL PIZZA CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK                 CUSIP 637165 10 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT


is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $.001 PER SHARE, OF

                           NATIONAL PIZZA CORPORATION

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and are subject to all the provisions of the Certificate of Incorporation and By-laws of the Corporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent to all of which the holder of this certificate assents by acceptance hereof. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ Andrew S. Pech                                 /s/ Hershey Moss
Vice President, Secretary         President, Treasurer, Chief Executive Officer,
and Director                                Chief Financial Officer and Chairman
                                     [SEAL]

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR
BY

AUTHORIZED SIGNATURE

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT - .....Custodian ....
TEN ENT - as tenants by the entireties                     (Cust)       (Minor)
JT TEN  - as joint tenants with right                      under Uniform Gifts
          of survivorship and not as                       to Minors Act .......
          tenants in common                                              (State)

    Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign and transfer unto

Please insert social security or other
    identifying number of assignee
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          shares
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of  the  capital stock  represented by  the within  Certificate,  and  do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________

  NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed


By
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   The signature(s) must be  guaranteed by an eligible guarantor  institution
   (banks, stockbrokers, savings and loan assiciations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. RULE 17Ad-15.